EXHIBIT 10.2

AMENDMENT TO SECURITY AGREEMENT

THIS AMENDMENT (the "Amendment") to the Security Agreement dated as of March, 2005 (the "Agreement") is made and entered into as of the 6th day of October 2005 (the "Effective Date"), by and among VENDINGDATA CORPORATION, a Nevada corporation ("Debtor"), and PREMIER TRUST, INC., a Nevada corporation (the "Collateral Agent") in its capacity as collateral agent and on behalf of the persons listed on Schedule A to this Agreement (the "Secured Parties") and LC Capital Master Fund, Ltd., Triage Capital Management L.P., Triage Capital Management B L.P. and Triage Offshore Fund, Ltd., as additional secured parties (the "Additional Secured Parties").

WITNESSETH:

WHEREAS, Capitalized terms not otherwise defined herein shall have the respective meanings given them in the Agreement;

WHEREAS, Debtor conducted two private placements of the Notes due February and March 2008;

WHEREAS, the Debtor has entered into a Credit Agreement dated as of October 5, 2005 (the "October Credit Agreement"), with the Additional Secured Parties under which the Additional Secured Parties have agreed, on the terms and subject to the conditions set forth in the October Credit Agreement, to make loans to the Debtor in a maximum aggregate principal amount of $5,000,000, to be evidenced by notes of the Debtor (the "October Notes");

WHEREAS, pursuant to the October Credit Agreement, the Debtor has agreed to secure its obligations arising under the October Notes, including all debts, obligations, liabilities, interest, fees, charges and expenses arising under the October Notes (the "Obligations");

WHEREAS, the Debtor, the Additional Secured Parties and Secured Parties representing not less than a majority of the currently outstanding principal of principal of all Notes are executing and delivering this Amendment to evidence their agreement to its provisions;

NOW, THEREFORE, for and in consideration of the promises and mutual covenants, agreements, understandings, undertakings, representations, warranties and promises, and subject to the conditions hereinafter set forth, and intending to be legally bound thereby, the parties do hereby covenant and agree that the recitals set forth above are true and accurate and are hereby incorporated in and made a part of this Agreement, and further covenant and agree as follows:

1.    SECURITY INTEREST

Subject to the terms and conditions of this Amendment, Debtor hereby amends the Agreement to grant to the Additional Secured Parties, as a group, (a) a first priority security interest in the Collateral described below ranking pari passu with the security interest securing the Notes and all other existing indebtedness of the Debtor ranking pari passu with the Notes (collectively, the "Senior Debt"); and (b) a security interest in all other Collateral ranking junior in priority to the security interest in such other Collateral securing the Senior Debt.

The following Collateral is subject to the aforesaid amended first priority security interest in favor of the Additional Secured Parties in respect of the October Notes:

1.1.  Accounts, including but not limited to, all accounts, all rights of Debtor to payment for goods sold or leased or for services rendered, all accounts receivable of Debtor; all obligations owing to Debtor evidenced by an instrument or chattel paper; all obligations owing to Debtor of any kind or nature, including all writings, if any, evidencing the same, including all instruments, drafts, acceptances and chattel paper; any and all proceeds of any of the foregoing. Further included within the term "Accounts" are all right, title and interest of Debtor in and any security and liens with respect to any Account, and all Accounts, Documents and Contract Rights of Debtor as defined in the Uniform Commercial Code as enacted in the State of Nevada (the "Uniform Commercial Code"); and

1.2.  Intellectual Property, including, but not limited to, all names, trade names, goodwill, trade secrets, computer programs, computer records, data, computer software, patents, patent rights, patent applications, patents pending, patent licenses or assignments, development ideas and concepts, licenses, permits, franchises, literary rights, rights to performance, trademarks, trademark applications, trademark rights, logos, copyrights, proprietary or other processes, drawings, designs, diagrams, plans, reports, charts, catalogs, manuals, research, literature, proposals and other reproductions on paper or otherwise, of any and all concepts or ideas, whether or not related to the business or operations of Debtor; and

1.3. Inventory as defined in the Uniform Commercial Code, including without limitation, all raw materials and other materials and supplies, work-in-progress and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto, but only Inventory located in the United States; and

1.4. All products and proceeds of the above, including insurance proceeds.

2.    EFFECT OF AMENDMENT; CONSENT

2.1. The Agreement shall be deemed to be amended in all respects to include the equal and junior security interests created herein in favor of the Additional Secured Parties in respect of the October Notes; all obligations of the Debtor contained in Sections 4 and 7 of the Agreement shall be deemed to benefit the Additional Secured Parties; and the Additional Secured Parties, together with the Secured Parties, shall have the rights set forth in Section 6 of the Agreement.

2.2. The Additional Secured Parties are Secured Parties and hold in excess of a majority of the currently outstanding principal of all Notes now issued and outstanding, and in that capacity the Additional Secured Parties consent and agree to the amendment of the Agreement in all respects in accordance with the terms of this Amendment.

3.    DEBTOR'S REPRESENTATIONS AND WARRANTIES

Debtor represents and warrants that:

3.1. Authorization. The execution, delivery and performance of this Amendment are within Debtor's corporate powers, and are not in contravention of law nor of the terms of Debtor's Articles of Incorporation or Bylaws, as amended, nor of any indenture, agreement or undertaking to which Debtor is a party or by which it is bound, and the Debtor has obtained all consents of third parties for the execution, delivery and performance of this Amendment, including all consents required by the Agreement.

3.2. Place of Business. Debtor's principal place of business is located at the address provided on the signature page of this Amendment, and Debtor keeps its records concerning inventory, accounts, contract rights and other property at that location.

3.3. Title to Collateral. With the exception of liens created hereunder pursuant to the Agreement and the other liens referred to in Section 3.3 thereof, Debtor owns all of its personal property and has good, clear and marketable title thereto, free and clear of all liens and encumbrances.

3.4. Collateral and Perfection. Neither Debtor nor, to the best of Debtor's knowledge, any affiliate (as such term is used in Rule 405 under the Securities Act have performed any acts which might prevent the Collateral Agent from enforcing any of the terms of the Agreement as amended by this Amendment or which would limit the Collateral Agent in any such enforcement. No Collateral is in the possession of any person (other than Debtor) asserting any claim thereto or security interest therein. The security interests created hereunder constitute valid first and second priority security interests under the Uniform Commercial Code securing the Obligations to the extent that a security interest may be created in the Collateral.

4.    FURTHER ASSURANCES

Debtor, at its own expense, shall do, make, execute and deliver all such additional and further acts, deeds, assurances, documents, instruments and certificates as the Collateral Agent may reasonably require, including, without limitation: (1) executing, delivering and filing financial statements and continuation statements under the Uniform Commercial Code as applicable in any relevant jurisdiction; (2) obtaining governmental and other third party consents and approvals; and (3) obtaining waivers from mortgagees and landlords.

5.    COUNTERPART EXECUTION

This Amendment may be executed in any number of counterparts with the same effect as if Debtor and all of the Secured Parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

6.    CHOICE OF LAW

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEVADA. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS LOCATED IN CLARK COUNTY, NEVADA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

7.    WAIVER OF JURY TRIAL

DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Security Agreement as of the Effective Date.

"DEBTOR"	ADDRESS

VENDINGDATA Corporation, a Nevada Corporation By: James E.Crabbe Its: Chairman of Board	6830 Spencer Street Las Vegas, Nevada 89119 Telephone: 702-733-7195 Facsimile: 702-733-7197

"ADDITIONAL SECURED PARTIES"

LC CAPITAL MASTER FUND, LTD.

By: R. F. Conway
Its: Director

TRIAGE CAPITAL MANAGEMENT, L.P.

By: Leon Frenkel
Its: Senior Manager

TRIAGE CAPITAL MANAGEMENT B, L.P.

By: Leon Frenkel
Its: Senior Manager

TRIAGE OFFSHORE FUND, LTD.

By: Leon Frenkel
Its: Senior Manager

"COLLATERAL AGENT"

PREMIER TRUST, INC., A Nevada corporation By: Mark Dreschler Its: President	2700 West Sahara, Suite 300 Las Vegas, Nevada 89102 Telephone: 702-__________ Facsimile: 702-507-0755

"SECURED PARTIES"

PREMIER TRUST, INC., As attorney-in-fact for the persons listed on Schedule A attached hereto By: Mark Dreschler Its: President	2700 West Sahara, Suite 300 Las Vegas, Nevada 89102 Telephone: 702-__________ Facsimile: 702-507-0755